Asset Backed Securities Portfolio Analysis
Credit Suisse First Boston
ABSC 2005-HE4
282 records
Balance: 71,954,506
Silent Seconds; Interest Only

Selection Criteria: Silent Seconds; Interest Only
Table of Contents

1.

Principal balance at Origination

2.

Remaining Principal Balance

3.

Fico Scores

4.

Original Term

5.

Remaining Term

6.

Property Type

7.

Occupancy Status

8.

Loan Purpose

9.

Original Loan to Value Ratio

10.

Combined Loan to Value Ratio

11.

Geographic Distribution By Balance

12.

Documentation

13.

Mortgage Rate

14.

Maximum Rate

15.

Gross Margin

16.

Next Rate Adjustment Date

17.

Original Number of Months to Expiration Of Prepayment Penalty Term

18.

Index Type

19.

Credit Grade

20.

Lien Position

1. Principal balance at Origination

Principal balance at Origination	Number Of Loans	Aggregate Original Principal Balance	% Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
75,001 - 100,000	11	$979,920.00	1.36%	620	80.00%	6.914%	100.00%
100,001 - 125,000	21	2,412,560.00	3.35	636	80.25	6.598	100.00
125,001 - 150,000	17	2,362,628.00	3.28	657	80.00	6.790	100.00
150,001 - 175,000	32	5,178,669.00	7.20	643	80.00	6.582	100.00
175,001 - 200,000	26	4,860,368.00	6.75	641	80.00	6.731	100.00
200,001 - 250,000	52	11,525,008.80	16.02	666	79.84	6.535	100.00
250,001 - 300,000	34	9,356,016.00	13.00	661	80.59	6.626	100.00
300,001 - 400,000	54	18,607,676.00	25.86	662	80.54	6.537	100.00
400,001 - 500,000	24	10,719,460.00	14.90	669	80.00	6.341	100.00
500,001 - 600,000	10	5,341,050.00	7.42	690	80.51	6.397	100.00
600,001 - 700,000	1	612,000.00	0.85	693	85.00	7.280	100.00
Total:	282	$71,955,355.80	100.00%	662	80.28%	6.547%	100.00%

Mimimum Original Balance: 76,000.00
Maximum Original Balance: 612,000.00
Average Original Balance: 255,160.84

2. Remaining Principal Balance

Remaining Principal Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average CLTV	Weighted Average Coupon	% of Owner Occupied By Balance
75,001 - 100,000	11	$979,919.99	1.36%	620	80.00%	100.00%	6.914%	100.00%
100,001 - 125,000	21	2,412,559.98	3.35	636	80.25	100.00	6.598	100.00
125,001 - 150,000	17	2,362,627.07	3.28	657	80.00	100.00	6.790	100.00
150,001 - 175,000	32	5,178,620.02	7.20	643	80.00	99.69	6.582	100.00
175,001 - 200,000	26	4,860,021.11	6.75	641	80.00	100.00	6.731	100.00
200,001 - 250,000	52	11,524,904.72	16.02	666	79.84	99.93	6.535	100.00
250,001 - 300,000	34	9,356,015.99	13.00	661	80.59	100.00	6.626	100.00
300,001 - 400,000	54	18,607,340.71	25.86	662	80.54	100.00	6.537	100.00
400,001 - 500,000	24	10,719,446.09	14.90	669	80.00	99.83	6.341	100.00
500,001 - 600,000	10	5,341,049.99	7.42	690	80.51	100.00	6.397	100.00
600,001 - 700,000	1	612,000.00	0.85	693	85.00	100.00	7.280	100.00
Total:	282	$71,954,505.67	100.00%	662	80.28%	99.94%	6.547%	100.00%

Mimimum Remaining Balance: 75,999.99
Maximum Remaining Balance: 612,000.00
Average Remaining Balance: 255,157.82

3. Fico Scores

Fico Scores	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average CLTV	Weighted Average Coupon	% of Owner Occupied By Balance
576 - 600	21	$3,689,412.00	5.13%	591	80.16%	100.00%	6.691%	100.00%
601 - 625	44	8,826,932.11	12.27	612	80.12	100.00	6.518	100.00
626 - 650	61	15,022,511.91	20.88	639	80.75	99.95	6.539	100.00
651 - 675	82	23,529,625.28	32.70	663	80.05	99.93	6.533	100.00
676 - 700	35	10,083,474.98	14.01	686	80.55	100.00	6.528	100.00
701 - 725	19	5,054,319.97	7.02	713	80.00	100.00	6.420	100.00
726 - 750	13	3,679,333.99	5.11	738	80.76	100.00	7.054	100.00
751 - 775	7	2,068,895.43	2.88	758	78.88	99.14	6.133	100.00
Total:	282	$71,954,505.67	100.00%	662	80.28%	99.94%	6.547%	100.00%

Minimum FICO: 580
Maximum FICO: 766
WA FICO: 662

4. Original Term

Original Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average CLTV	Weighted Average Coupon	% of Owner Occupied By Balance
301 - 360	282	$71,954,505.67	100.00%	662	80.28%	99.94%	6.547%	100.00%
Total:	282	$71,954,505.67	100.00%	662	80.28%	99.94%	6.547%	100.00%

Minimum Original Term: 360
Maximum Original Term: 360
WA Original Term: 360

5. Remaining Term

Remaining Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average CLTV	Weighted Average Coupon	% of Owner Occupied By Balance
349 - 360	282	$71,954,505.67	100.00%	662	80.28%	99.94%	6.547%	100.00%
Total:	282	$71,954,505.67	100.00%	662	80.28%	99.94%	6.547%	100.00%

Minimum Remaining Term: 354
Maximum Remaining Term: 359
WA Remaining Term: 358

6. Property Type

Property Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average CLTV	Weighted Average Coupon	% of Owner Occupied By Balance
Single Family	198	$51,408,029.72	71.45%	662	80.28%	99.92%	6.516%	100.00%
PUD - Detached	34	8,057,214.86	11.20	642	80.00	100.00	6.677	100.00
Condo	31	7,201,599.10	10.01	673	80.44	100.00	6.523	100.00
PUD - Attached	15	3,798,061.99	5.28	669	80.74	100.00	6.642	100.00
2-4 Unit	4	1,489,600.00	2.07	696	80.00	100.00	6.767	100.00
Total:	282	$71,954,505.67	100.00%	662	80.28%	99.94%	6.547%	100.00%

7. Occupancy Status

Occupancy Status	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average CLTV	Weighted Average Coupon	% of Owner Occupied By Balance
Primary Residence	282	$71,954,505.67	100.00%	662	80.28%	99.94%	6.547%	100.00%
Total:	282	$71,954,505.67	100.00%	662	80.28%	99.94%	6.547%	100.00%

8. Loan Purpose

Loan Purpose	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average CLTV	Weighted Average Coupon	% of Owner Occupied By Balance
Purchase	247	$63,640,438.95	88.45%	664	80.30%	99.97%	6.557%	100.00%
Refinance - Rate/Term	28	6,818,266.72	9.48	643	80.15	99.76	6.467	100.00
Refinance - Cashout	7	1,495,800.00	2.08	661	79.99	99.49	6.481	100.00
Total:	282	$71,954,505.67	100.00%	662	80.28%	99.94%	6.547%	100.00%

9. Original Loan to Value Ratio

Original Loan to Value Ratio	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average CLTV	Weighted Average Coupon	% of Owner Occupied By Balance
60.01 - 70.00	1	$230,930.00	0.32%	753	70.00%	100.00%	5.250%	100.00%
70.01 - 80.00	270	68,069,075.68	94.60	661	79.99	99.94	6.522	100.00
80.01 - 90.00	11	3,654,499.99	5.08	674	86.31	100.00	7.096	100.00
Total:	282	$71,954,505.67	100.00%	662	80.28%	99.94%	6.547%	100.00%

Minimum Loan-to-Value Ratio: 70.00
Maximum Loan-to-Value Ratio: 90.00
WA Loan-to-Value Ratio By Original Balance: 80.28

10. Combined Loan to Value Ratio

Combined Loan to Value Ratio	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average CLTV	Weighted Average Coupon	% of Owner Occupied By Balance
90.01 - 100.00	282	$71,954,505.67	100.00%	662	80.28%	99.94%	6.547%	100.00%
Total:	282	$71,954,505.67	100.00%	662	80.28%	99.94%	6.547%	100.00%

Minimum Combined Loan-to-Value Ratio: 95.00
Maximum Combined Loan-to-Value Ratio: 100.00
WA Combined Loan-to-Value Ratio: 99.94

11. Geographic Distribution By Balance

Geographic Distribution By Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average CLTV	Weighted Average Coupon	% of Owner Occupied By Balance
California	144	$45,410,659.27	63.11%	670	80.42%	99.96%	6.441%	100.00%
Arizona	21	4,028,758.93	5.60	649	80.00	100.00	6.845	100.00
Washington	21	3,543,032.00	4.92	637	80.00	99.77	6.555	100.00
Nevada	14	2,984,145.00	4.15	651	80.00	100.00	6.874	100.00
Florida	15	2,896,529.00	4.03	639	80.00	100.00	6.557	100.00
Colorado	13	2,155,149.94	3.00	622	80.00	99.63	6.568	100.00
Texas	7	1,359,840.00	1.89	660	80.00	100.00	7.049	100.00
New Jersey	2	864,000.00	1.20	675	80.00	100.00	6.047	100.00
Michigan	4	851,199.99	1.18	655	80.00	100.00	7.123	100.00
Minnesota	4	851,000.00	1.18	664	80.00	100.00	7.222	100.00
Other	37	7,010,191.54	9.74	652	80.15	99.89	6.721	100.00
Total:	282	$71,954,505.67	100.00%	662	80.28%	99.94%	6.547%	100.00%

Total Number Of Stated Represented:: 30

12. Documentation

Documentation	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average CLTV	Weighted Average Coupon	% of Owner Occupied By Balance
Stated Documentation	111	$34,520,305.14	47.98%	680	80.37%	99.93%	6.752%	100.00%
Full Documentation	154	32,495,828.53	45.16	643	80.23	99.95	6.388	100.00
Limited Documentation	17	4,938,372.00	6.86	654	80.00	100.00	6.154	100.00
Total:	282	$71,954,505.67	100.00%	662	80.28%	99.94%	6.547%	100.00%

13. Mortgage Rate

Mortgage Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average CLTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 5.000	1	$468,800.00	0.65%	674	80.00%	100.00%	4.990%	100.00%
5.001 - 5.500	8	2,075,148.37	2.88	667	78.89	100.00	5.343	100.00
5.501 - 6.000	47	12,740,750.24	17.71	662	80.00	99.94	5.875	100.00
6.001 - 6.500	84	24,033,546.00	33.40	664	80.18	99.93	6.335	100.00
6.501 - 7.000	87	20,141,516.08	27.99	656	80.34	100.00	6.799	100.00
7.001 - 7.500	38	8,318,986.99	11.56	654	80.68	99.81	7.291	100.00
7.501 - 8.000	13	2,928,023.12	4.07	683	81.94	100.00	7.713	100.00
8.001 - 8.500	3	928,000.00	1.29	692	80.00	100.00	8.163	100.00
8.501 - 9.000	1	319,734.87	0.44	652	80.00	100.00	8.700	100.00
Total:	282	$71,954,505.67	100.00%	662	80.28%	99.94%	6.547%	100.00%

Minimum Rate: 4.990
Maximum Rate: 8.700
WA Rate: 6.547

14. Maximum Rate

Maximum Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average CLTV	Weighted Average Coupon	% of Owner Occupied By Balance
11.501 - 12.000	1	$468,800.00	0.65%	674	80.00%	100.00%	4.990%	100.00%
12.001 - 12.500	8	2,075,148.37	2.88	667	78.89	100.00	5.343	100.00
12.501 - 13.000	47	12,740,750.24	17.71	662	80.00	99.94	5.875	100.00
13.001 - 13.500	84	24,033,546.00	33.40	664	80.18	99.93	6.335	100.00
13.501 - 14.000	87	20,141,516.08	27.99	656	80.34	100.00	6.799	100.00
14.001 - 14.500	38	8,318,986.99	11.56	654	80.68	99.81	7.291	100.00
14.501 - 15.000	13	2,928,023.12	4.07	683	81.94	100.00	7.713	100.00
15.001 - 15.500	3	928,000.00	1.29	692	80.00	100.00	8.163	100.00
15.501 - 16.000	1	319,734.87	0.44	652	80.00	100.00	8.700	100.00
Total:	282	$71,954,505.67	100.00%	662	80.28%	99.94%	6.547%	100.00%

Minimum Maximum Rate: 11.990
Maximum Maximum Rate: 15.700
WA Maximum Rate: 13.547

15. Gross Margin

Gross Margin	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average CLTV	Weighted Average Coupon	% of Owner Occupied By Balance
2.001 - 2.500	1	$148,000.00	0.21%	602	80.00%	100.00%	6.950%	100.00%
5.001 - 5.500	23	4,967,509.94	6.90	655	79.88	99.68	6.480	100.00
5.501 - 6.000	251	64,695,518.60	89.91	662	80.32	99.96	6.544	100.00
6.001 - 6.500	7	2,143,477.13	2.98	683	80.00	100.00	6.755	100.00
Total:	282	$71,954,505.67	100.00%	662	80.28%	99.94%	6.547%	100.00%

Minimum Gross Margin: 2.500
Maximum Gross Margin: 6.500
WA Gross Margin: 5.663

16. Next Rate Adjustment Date

Next Rate Adjustment Date	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average CLTV	Weighted Average Coupon	% of Owner Occupied By Balance
2006-11	3	$543,087.07	0.75%	677	80.00%	100.00%	6.016%	100.00%
2006-12	1	206,749.95	0.29	604	80.00	100.00	5.400	100.00
2007-01	5	1,320,615.98	1.84	640	79.53	99.42	6.697	100.00
2007-02	37	11,011,866.15	15.30	665	80.28	100.00	6.712	100.00
2007-03	207	52,131,975.52	72.45	661	80.33	99.93	6.522	100.00
2007-04	4	1,096,000.00	1.52	681	80.00	100.00	6.495	100.00
2007-12	2	356,306.00	0.50	629	80.00	100.00	6.215	100.00
2008-01	1	296,000.00	0.41	670	80.00	100.00	6.000	100.00
2008-02	4	1,070,800.00	1.49	657	80.00	100.00	6.369	100.00
2008-03	18	3,921,105.00	5.45	664	80.15	100.00	6.637	100.00
Total:	282	$71,954,505.67	100.00%	662	80.28%	99.94%	6.547%	100.00%

17. Original Number of Months to Expiration Of Prepayment Penalty Term

Original Number of Months to Expiration Of Prepayment Penalty Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average CLTV	Weighted Average Coupon	% of Owner Occupied By Balance
0 - 0	15	$4,141,989.97	5.76%	686	81.59%	99.81%	7.135%	100.00%
7 - 12	11	3,327,734.86	4.62	663	80.00	100.00	7.132	100.00
13 - 24	237	60,349,569.84	83.87	661	80.22	99.94	6.476	100.00
25 - 36	19	4,135,211.00	5.75	646	80.00	100.00	6.519	100.00
Total:	282	$71,954,505.67	100.00%	662	80.28%	99.94%	6.547%	100.00%

18. Index Type

Index Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average CLTV	Weighted Average Coupon	% of Owner Occupied By Balance
2/28 ARM - 2 Yr IO	250	$64,346,694.69	89.43%	661	80.26%	99.94%	6.526%	100.00%
2/28 ARM - 5 Yr IO	7	1,963,599.98	2.73	690	81.56	100.00	7.276	100.00
3/27 ARM - 3 Yr IO	21	4,909,411.00	6.82	662	80.12	100.00	6.523	100.00
3/27 ARM - 5 Yr IO	4	734,800.00	1.02	647	80.00	100.00	6.544	100.00
Total:	282	$71,954,505.67	100.00%	662	80.28%	99.94%	6.547%	100.00%

19. Credit Grade

Credit Grade	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average CLTV	Weighted Average Coupon	% of Owner Occupied By Balance
AA	274	$70,081,265.67	97.40%	662	80.29%	99.94%	6.557%	100.00%
A+	8	1,873,240.00	2.60	636	80.00	100.00	6.165	100.00
Total:	282	$71,954,505.67	100.00%	662	80.28%	99.94%	6.547%	100.00%

20. Lien Position

Lien Position	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average CLTV	Weighted Average Coupon	% of Owner Occupied By Balance
First Lien	282	$71,954,505.67	100.00%	662	80.28%	99.94%	6.547%	100.00%
Total:	282	$71,954,505.67	100.00%	662	80.28%	99.94%	6.547%	100.00%

Credit Suisse First Boston
11 Madison Avenue
New York, New York 10010
www.csfb.com
Apr 15, 2005 11:25

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